Exhibit 10.3

When recorded mail to:

Gromet & Associates

114 Pacifica, Suite 250

Irvine, CA 92618

Attention: Brian M. Davis, Esq.

Title No. OSA 3943026 (18)

Escrow No. 3943026

DEED OF TRUST WITH ASSIGNMENT OF RENTS

This DEED OF TRUST WITH ASSIGNMENT OF RENTS, is made this 15TH day of February, 2012 between

SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company, herein called TRUSTOR, whose address is 2 Park Plaza, Suite 700, Irvine, California 92614

FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called TRUSTEE, and

CARDINAL INVESTMENT PROPERTIES - RAMSGATE, L.P., a California limited partnership, herein called BENEFICIARY.

WITNESSETH: Trustor irrevocably grants, transfers and assigns to Trustee in Trust, with Power of Sale that property in the County of Riverside, State of California, described as follows:

FOR LEGAL DESCRIPTION SEE EXHIBIT “A” ATTACHED HERETO AND BY THIS

REFERENCE INCORPORATED HEREIN.

SEE RIDER ATTACHED HERETO FOR ADDITIONAL TERMS AND CONDITIONS.

together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits,

FOR THE PURPOSE OF SECURING (1) payment of the sum of Eight Hundred Thousand Dollars and No/100 Dollars ($800,000.00) with interest thereon according to the terms of a promissory note or notes of even date herewith made by TRUSTOR, payable to order of BENEFICIARY, and extensions or renewals thereof; (2) the performance of each agreement of TRUSTOR incorporated by reference or contained herein or reciting it is so secured; (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his or her successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

A.	To protect the security of this Deed of Trust, and with respect to the property above described, Trustor agrees:

(1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of the law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

(2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary (to the extent insurable improvements are located on the property). The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney’s fees in a reasonable sum, in any action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

(4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

Should Trustor fail to make any payment (beyond any applicable cure period without cure) or to do any other act as herein provided within twenty (20) days after demand by Beneficiary, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his or her reasonable fees.

(5) To pay immediately upon demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby, any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.	It is mutually agreed:

(1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him or her in the same manner and with the same effect as above provided for disposition or proceeds of fire or other insurance.

(2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his or her right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

(3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability or any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

(4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

(5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his or her own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney’s fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(6) That upon default (beyond any applicable cure period without timely cure) by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor of successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

(8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.

(9) The Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obliged to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge thereof does not exceed the maximum allowed by laws.

The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him or her at his or her address hereinbefore set forth.

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TRUSTOR:

SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	Shopoff Partners, L.P., a Delaware
limited partnership, sole member

By:	Shopoff General Partner, LLC, a
Delaware limited liability company,
general partner

By:	Shopoff Properties Trust, Inc.,
a Maryland corporation, manager

By:	/s/ William A. Shopoff
William A. Shopoff, President and CEO

State of California

County of Orange

On February ___, 2012 before me, _____________________________, notary public, personally appeared WILLIAM A. SHOPOFF, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which he acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ____________________________________________ (Seal)

DO NOT RECORD

REQUEST FOR FULL RECONVEYANCE

To FIRST AMERICAN TITLE INSURANCE COMPANY

The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owning to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidence of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

Dated_________________________________

___________________________________________________

___________________________________________________

Please mail Deed of Trust, Note(s) and Reconveyance to:

_____________________________________________________________________

Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.